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                                  Exhibit 10.6

       Amended Employment Agreement dated as of September 1, 1997 between the Corporation and Jeffrey I. Schillen.



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                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     This Amendment No. 1 dated as of September 1, 1997 to that certain Employment Agreement (this "Amendment"), dated as of August 16, 1991, by and between DIAMOND ENTERTAINMENT CORPORATION (f/k/a ATI MARK V PRODUCTS, INC.), a California corporation (the "Corporation"), and JEFFEREY I. SCHILLEN (the "Employee").

                              W I T N E S S E T H :

     WHEREAS, the Corporation and the Employee entered into that certain Employment Agreement dated as of August 16, 1991 (the "Agreement"); and

     WHEREAS, the Corporation and the Employee desire to amend the Agreement to effect the changes provided for herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Effective as of the date hereof, the Agreement is hereby amended by deleting the portion (a) of Section 3 and replacing it with the following:

          (a) as consideration for Employee's agreement to defer 90% of his 1997 salary of $90,000 per annum, until further notice, the latest being March 31, 1998, the Company hereby agrees to grant to the Employee (i) 750,000 shares of Company common stock, which shall vest in equally on a quarterly basis during the fiscal year 1997; and (ii) 750,000 warrants to purchase 750,000 shares of Company common stock at a purchase price of $.10 per share, exercisable over a two year period begining on the vesting date, which shall be the last day of fiscal year 1997;


     2. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

     3. Except as otherwise specifically set forth herein, all of the terms and provisions of the Existing Agreement shall remain in full force and effect.


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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                        DIAMOND ENTERTAINMENT CORPORATION


                                        By:  /s/  James Lu
                                             -----------------------------------
                                             Name: James Lu
                                             Title: President


                                             /s/  Jefferey Schillen
                                             -----------------------------------
                                                  James Lu

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